Exhibit 10.3

LEAK-OUT AGREEMENT

April 2, 2017

This agreement (the “Leak-Out Agreement”) is being delivered to you in connection with an understanding by and among Ekso Bionics Holdings, Inc., a Nevada corporation (the “Company”), and the person or persons named on the signature pages hereto (collectively, the “Holder”).

Reference is hereby made to (a) the Securities Purchase Agreement, dated April 2, 2017, by and among the Company and the certain purchasers signatory thereto (the “SPA”), pursuant to which the Holder acquired (i) shares of Common Stock (“Shares”) and (ii) Warrants to purchase Common Stock (collectively, the “Holder Warrants” and together with the Shares, the “Securities”), and (b) the registration statement on Form S-3 (File No. 333-205168) (“Registration Statement”). Capitalized terms not defined herein shall have the meaning as set forth in the SPA.

From the date that the undersigned executes the SPA (the “Effective Date”) and ending on May 20, 2017 (such period, the “Restricted Period”), neither the Holder, nor any Affiliate of such Holder which (x) had or has knowledge of the transactions contemplated by the SPA, (y) has or shares discretion relating to such Holder’s investments or trading or information concerning such Holder’s investments, including in respect of the Securities, or (z) is subject to such Holder’s review or input concerning such Affiliate’s investments or trading (together, the “Holder’s Trading Affiliates”), collectively, shall sell dispose or otherwise transfer, directly or indirectly, (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions) on any Trading Day during the Restricted Period (any such date, a “Date of Determination”), Shares or the shares of the Company’s Common Stock underlying any Warrants purchased pursuant to the SPA (the “Warrant Shares”), or shares of the Company’s Common Stock otherwise acquired following the Effective Date, in an amount more than ___%1 of the trading volume of Common Stock as reported by Bloomberg, LP for the applicable Date of Determination; provided, that the foregoing restrictions shall not apply to any sales by the Holder or any of the Holder’s Trading Affiliates at a price greater than $4.25 at a time when the offer price of the Common Stock as reported by Bloomberg L.P. during regular market hours or after-market hours, as applicable, is greater than $4.24 (in each case, as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or other similar events occurring after the date hereof).

1 Pro rata portion of 30% among investors executing Leak-Out Agreements, based on Subscription Amount.

Notwithstanding anything herein to the contrary, during the Restricted Period, the Holder may, directly or indirectly, sell or transfer all, or any part, of the Shares or the Warrant Shares (the “Restricted Securities”) to any Person (an “Assignee”) in a transaction which does not need to be reported on the Nasdaq consolidated tape, without complying with (or otherwise limited by) the restrictions set forth in this Leak-Out Agreement; provided, that as a condition to any such sale or transfer an authorized signatory of the Company and such Assignee duly execute and deliver a leak-out agreement in the form of this Leak-Out Agreement (an “Assignee Agreement”, and each such transfer a “Permitted Transfer”) and, subsequent to a Permitted Transfer, sales of the Holder and the Holder’s Trading Affiliates and all Assignees (other than any such sales that constitute Permitted Transfers) shall be aggregated for all purposes of this Leak-Out Agreement and all Assignee Agreements.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Leak-Out Agreement must be in writing and shall be given in accordance with the terms of the SPA.

This Leak-Out Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties hereto.

This Leak-Out Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Leak-Out Agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

The terms of this Leak-Out Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

This Leak-Out Agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this Leak-Out Agreement shall be governed by Sections 5.9 and 5.20 of the SPA.

Each party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this Leak-Out Agreement, the other party or parties hereto will not have an adequate remedy at law for money damages in the event that this Leak-Out Agreement has not been performed in accordance with its terms, and therefore agrees that such other party or parties shall be entitled to seek specific enforcement of the terms hereof in addition to any other remedy it may seek, at law or in equity.

The obligations of the Holder under this Leak-Out Agreement are several and not joint with the obligations of any other holder of any of the Securities issued under the SPA (each, an “Other Holder”) or any other holder of any of the Securities issued under the Registration Statement that is not a signatory to the SPA (each, a “Prospectus Purchaser Other Holder”) under any other agreement, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder or any Prospectus Purchaser Other Holder under any such other agreement. Nothing contained in this Leak-Out Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders or any Prospectus Purchaser Other Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and the Other Holders or any Prospectus Purchaser Other Holder are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Leak-Out Agreement and the Company acknowledges that the Holder and the Other Holders or any Prospectus Purchaser Other Holder are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Leak-Out Agreement or any other agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Leak-Out Agreement, and it shall not be necessary for any Other Holder or any Prospectus Purchaser Other Holder to be joined as an additional party in any proceeding for such purpose.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Other Holder or any Prospectus Purchaser Other Holder with respect to any restrictions on the sale of Securities substantially in the form of this Leak-Out Agreement (or any amendment, modification, waiver or release thereof) (each a “Settlement Document”), is or will be more favorable to such Other Holder than those of the Holder and this Agreement. If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Holder promptly following the occurrence thereof and (ii) the terms and conditions of this Leak-Out Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this paragraph shall apply similarly and equally to each Settlement Document.

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[Signature Page to EKSO Leakout]

Sincerely,

EKSO Bionics Holdings, Inc.

By:
Name:
Title:

Agreed to and Acknowledged:

“HOLDER”

By:
Name:
Title: